T. ROWE PRICE
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Financial Services Fund, Inc.

 Supplement to prospectus dated May 1, 2000
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   Effective December 31, 2000, the Portfolio Management paragraph on page 13 of the prospectus will be replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Anna M. Dopkin, Chairman, Larry J. Puglia, Robert W. Sharps, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Ms. Dopkin was elected chairman of the fund's committee in 2000. She joined T. Rowe Price in 1996 as an investment analyst and has specialized in the financial services area. Prior to joining T. Rowe Price she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London.

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 The date of this supplement is January 5, 2001.
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                                                                F17-041   1/5/01